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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 13, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-OPT2)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                               333-106982                            06-1204982
               --------                               ----------                            ----------
    (State or Other Jurisdiction of                  (Commission                 (I.R.S. Employer Identification
            Incorporation)                           File Number)                            Number)

      1285 Avenue of the Americas
          New York, New York                            10019
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Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01     Acquisition or Disposition of Assets
              ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 19, 2004, a single series of certificates, entitled
MASTR Asset Backed Securities Trust 2004-OPT2, Mortgage Pass-Through
Certificates, Series 2004-OPT2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization
Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage
Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank,
N.A. as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1
Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2
Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5
Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8
Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class CE
Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X
Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage
Pool consists of Mortgage Loans having an aggregate principal balance of $1,003,155,000 as of October 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October
12, 2004, among UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and
Option One Mortgage Corporation (the "Purchase Agreement"). The Class A-1
Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class
M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the
Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10
Certificates were sold by the Depositor to UBS Securities LLC


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                                      -3-


(the "Underwriter"), pursuant to an Underwriting Agreement, dated October 12,
2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                                            Initial Aggregate
                                                          Certificate Principal
         Designation            Pass-Through Rate                Balance
         -----------            -----------------                -------
          Class A-1                 Variable              $   674,700,000.00
          Class A-2                 Variable              $   194,194,000.00
          Class M-1                 Variable              $    25,322,000.00
          Class M-2                 Variable              $    22,799,000.00
          Class M-3                 Variable              $    12,666,000.00
          Class M-4                 Variable              $    13,173,000.00
          Class M-5                 Variable              $     9,120,000.00
          Class M-6                 Variable              $     7,600,000.00
          Class M-7                 Variable              $     7,600,000.00
          Class M-8                 Variable              $    12,666,000.00
          Class M-9                 Variable              $    15,199,000.00
         Class M-10                 Variable              $     8,106,000.00
          Class CE                  Variable              $    10,132,486.00
           Class P                     N/A                $           100.00
           Class R                     N/A                            100.00%
          Class R-X                    N/A                            100.00%

                  The Certificates, other than the Class CE Certificates, the
Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 27, 2004 and the Prospectus Supplement, dated October 12, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE
Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

              (a) Not applicable

              (b) Not applicable


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              (c) Exhibits



Exhibit No.                            Description
-----------                            -----------
4.1                                    Pooling and Servicing Agreement, dated as
                                       of October 1, 2004, by and among Mortgage
                                       Asset Securitization Transactions, Inc.
                                       as depositor (the "Depositor"), Option
                                       One Mortgage Corporation as master
                                       servicer (the "Master Servicer") and
                                       Wells Fargo Bank, N.A. as trustee (the
                                       "Trustee"), relating to the Series
                                       2004-OPT2 Certificates.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 9, 2004


                                            MORTGAGE ASSET SECURITIZATION
                                            TRANSACTIONS, INC.



                                            By:      /s/ Glenn McIntyre
                                                     ----------------------
                                            Name:    Glenn McIntyre
                                            Title:   Director



                                            By:      /s/ Steven Warjanka
                                                     ----------------------
                                            Name:    Steven Warjanka
                                            Title:   Director


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                                Index to Exhibits
                                -----------------


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
                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of October 1, 2004,               7
                       by and among Mortgage Asset Securitization Transactions,  Inc.
                       as   depositor   (the   "Depositor"),   Option  One   Mortgage
                       Corporation  as master  servicer (the "Master  Servicer")  and
                       Wells Fargo Bank,  N.A. as trustee (the  "Trustee"),  relating to the Series 2004-OPT2 Certificates.




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                                   Exhibit 4.1